

CĪON Investment Corporation ("CĪON")

Fund Fact Sheet: Q3 2014

As of September 30, 2014

CĪON Investment Management, LLC manages CĪON Investment Corporation ("CĪON"), which is currently offering up to 100,000,000 shares of common stock. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This fund fact sheet is sales and advertising literature and must be preceded or accompanied by and read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering of securities to which it relates. Additional copies of the prospectus may be obtained by contacting ICON Investments at 800.435.5697 or by visiting www.cioninvestmentcorp.com.

This fund fact sheet summarizes some of the features and transactions of CĪON as of the date indicated above. There is no assurance that additional similar transactions will be available to CĪON or that CĪON's investment portfolio composition going forward will be as described herein. Please read the CĪON prospectus, including the "Risk Factors" section, prior to making any investment decision and consider the risks, charges, expenses, and the other important information described therein.

Risks and limitations include, but are not limited to, the following: collateral securing senior secured loans may decrease in value; investment concentration risk; returns may be adversely affected by slow economic recovery as well as the downgrade in the US credit rating; value uncertainty of portfolio investments; share repurchase price may be lower than initial purchase price; portion of distributions may be a return of capital for tax purposes; management decisions may be subject to conflicts of interest; limited liquidity of shares; interest rate fluctuations may negatively impact floating rate investments; magnified losses may result due to leveraging; possible significant fluctuation of net asset value.

FUND DESCRIPTION:

CĪON is a non-traded business development company, or BDC, that focuses on middle market loans. CĪON seeks to generate current income, and to a lesser extent, capital appreciation.

TARGET INVESTMENTS:

CĪON offers investors the opportunity to invest primarily in:

- Senior secured debt
- Private and thinly-traded U.S. middle market companies

SUITABILITY:

- Net worth of $70,000, plus $70,000 of annual gross income; or
- Net worth of $250,000

In addition to general suitability requirements, there are state-specific suitability requirements that must be met. For complete information, please refer to the suitability section of the prospectus. Net worth requirements are exclusive of home, home furnishings and automobiles.

FUND DATA:

Total Equity Raised: $435,041,340

Investment Minimum: $5,000

Distribution Reinvestment Price: 90% of the share price in effect on the date of purchase beginning October 1, 2013.

Cash Flow Objective: To provide monthly distributions[1]

Tax Reporting: Form 1099

HISTORICAL TOTAL INVESTMENT RETURN-NET ASSET VALUE

Year to Date	Since Inception
5.86%	18.14%

Total investment return-net asset value is a measure of the change in total value for shareholders who held CĪON's common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is presented on a "net" basis and reflects management and incentive fees, organization costs and offering expenses, interest expense on borrowed funds and other related expenses that are borne by investors, but excludes all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower. Please see Note 1 on Page 4 for more information.

SHARE PRICE (AS OF NOVEMBER 12, 2014)

Brokerage	$10.45 per share
Registered Investment Advisors	$9.70 per share

HISTORICAL BROKERAGE SHARE PRICE


$10.50
$10.40
$10.30
$10.20
$10.10
$10.00
$10.00
$10.04
$10.13
$10.19
$10.24
$10.32
$10.45
December 2012
February 2013
April 2013
June 2013
August 2013
October 2013
December 2013
February 2014
April 2014
June 2014
August 2014
October 2014

Share price is determined on a weekly basis. Past performance is not indicative of future results.

CURRENT DISTRIBUTION RATES[1]

Brokerage	7.00%
Registered Investment Advisors	7.54%

1. Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the relevant public offering price per share. The current distribution rate shown may be rounded.

The determination of the tax attributes of CĪON's distributions is made annually as of the end of CĪON's fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. CĪON intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on CĪON's common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC ("IIG"), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital for tax purposes; however, distributions have not included a return of capital for tax purposes as of the date hereof. CĪON has not established limits on the amount of funds it may use from available sources to make distributions. A substantial portion of CĪON's distributions have resulted, and future distributions may result, from expense reimbursements from IIG, which are subject to repayment by CĪON within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital for tax purposes. Shareholders should understand that any such distributions are not based on CĪON's investment performance, and can only be sustained if CĪON achieves positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that CĪON's future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that CĪON will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG has no obligation to provide expense reimbursements to CĪON in future periods.

INVESTMENT COMPOSITION[2,3]

First Lien Senior Secured Loans	61.93%
Second Lien Senior Secured Loans	33.40%
Subordinated Debt	0%
Collateralized Securities	4.67%
Equity	0%



FLOATING/FIXED RATE BREAKDOWN[2]

Floating Rate Investments	99.53%
Fixed Rate Investments	0.47%



INDUSTRY DIVERSIFICATION[2,3]

Services: Business	15.59%
High Tech Industries	8.96%
Healthcare & Pharmaceuticals	7.61%
Beverage, Food, & Tobacco	6.15%
Consumer Goods: Durable	5.43%
Construction & Building	5.33%
Banking, Finance, Insurance & Real Estate	5.01%
Chemicals, Plastics, & Rubber	4.94%
Retail	4.83%
Automotive	4.83%
Other Industries	31.32%



REPRESENTATIVE HOLDINGS[2,3]

American Residential Services, LLC
Industry: Construction & Building
% of Portfolio: 2.36%

EISI LLC (Advicent Solutions)
Industry: High Tech Industries
% of Portfolio: 3.05%

Elements Behavioral Health, Inc.
Industry: Healthcare & Pharmaceuticals
% of Portfolio: 0.77%

F+W Media, Inc.
Industry: Media: Diversified & Production
% of Portfolio: 1.01%

Ignite Restaurant Group, Inc.
Industry: Beverage, Food & Tobacco
% of Portfolio: 2.31%

SMG
Industry: Hotel, Gaming & Leisure
% of Portfolio: 0.98%

TOPPS Company, Inc.
Industry: Consumer Goods: Non-Durable
% of Portfolio: 0.68%

Wand Intermediate I LP (ABRA, Inc.)
Industry: Automotive
% of Portfolio: 2.96%

The preceding information summarizes certain CĪON holdings as of the date indicated herein. These representative holdings do not provide a complete portfolio overview but just a sampling of holdings. There can be no assurance that CĪON's future capital will be invested in a manner similar to the investments described herein.

2. Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with original maturity dates of three months or less, and, on a look through basis, includes Total Return Swap ("TRS") reference assets, which are owned and held by a counterparty to the TRS agreement. Percentages represent approximate figures.
3. Information is based on the relative fair value of the underlying portfolio holdings.

ABOUT THE ADVISER: CĪON INVESTMENT MANAGEMENT ("CIM")

CĪON's adviser, CIM, an ICON Investments company, is a registered investment adviser. CIM oversees the management of CĪON's activities and is responsible for making its investment decisions for the portfolio. Founded in 1985, ICON is a leading provider of innovative alternative investment products to individual and institutional investors through publicly-registered programs, private funds and separately managed accounts. ICON and its affiliates have managed investments for more than 63,000 investors and made more than $4.0 billion in total investments. ICON, with 97 employees, is headquartered in New York, with offices in Boston, London and Singapore.

ABOUT THE SUB-ADVISER: APOLLO INVESTMENT MANAGEMENT ("AIM")

Apollo Global Management, LLC ("Apollo"), founded in 1990, is one of the world's largest alternative investment managers with significant scale, infrastructure and demonstrated investment experience. Apollo employs a value oriented investment philosophy to invest and manage funds on behalf of some of the world's most prominent pension and endowment funds as well as other institutional and individual investors. AIM, a subsidiary of Apollo, acts as CĪON's investment sub-adviser. AIM assists CIM, as well as draws from Apollo's 24 years of experience, to identify investment opportunities and make investment recommendations for the portfolio. Apollo has approximately $164 billion of Assets Under Management* and 837 employees in ten offices around the world.

* As of September 30, 2014. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of "Assets Under Management" or "AUM."

NOTE 1: Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with CĪON's distribution reinvestment plan and second amended and restated distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan and second amended and restated distribution reinvestment plan are issued at 95% (from January 1, 2013 through September 30, 2013) and 90% (from October 1, 2013 through September 30, 2014) of the then public offering price on the date of purchase, respectively. The total investment return-net asset value for the period from January 31, 2012 (Inception) through December 31, 2012 was calculated by taking the difference between (i) the net asset value per share as of December 31, 2012 and (ii) the net asset value per share on the day CĪON commenced operations (December 17, 2012), and dividing such difference by the net asset value per share on the day CĪON commenced operations. The total investment return-net asset value does not consider the effect of the sales load from the sale of CĪON'S common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full period are not annualized.